UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2006

                          Medefile International, Inc.
             (Exact name of registrant as specified in its charter)



        Nevada                     033-25126 D                85-0368333
(State or Other Jurisdiction    (Commission File           (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

                          2 Ridgedale Avenue, Suite 217
                             Cedar Knolls, NJ 07927
               (Address of principal executive offices) (zip code)

                                 (973) 993-8001
              (Registrant's telephone number, including area code)

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Directors

Effective August 25, 2006, William R. Cullen was appointed to the Board of Directors of Medefile International, Inc. (the "Company"). There are no understandings or arrangements between Mr. Cullen and any other person pursuant to which Mr. Cullen was selected as a director. Mr. Cullen will serve as the Chairman of the Audit Committee, and co-Chairman of the Nominating and Governance Committees, of the Board of Directors. Mr. Cullen does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become an officer or director.

On November 3, 2006, John R. Bason was appointed to the Board of Directors of the Company. There are no understandings or arrangements between Mr. Bason and any other person pursuant to which Mr. Bason was selected as a director. Mr. Bason does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become an officer or director.

From 1998 through 2004, Mr. Cullen served in various executive officer capacities for Webb Interactive Services, Inc., (OTCBB: WEBB) including Chairman, President, Chief Executive Officer and Chief Financial Officer. From 2004 to the present, Mr. Cullen has been active as Founder and President of two private companies: Sports Fans, Incorporated and Book Network, Inc. In addition, Mr. Cullen consults primarily in the area of capital formation and restructuring.

From 2002  through  2003,  Mr.  Bason  served as the  Chief  Executive  Officer,
President and a Director of Novatrix Medical Corporation, a medical device company focused in obstetrics. From 2002 through 2003, Mr. Bason served as an executive vice president of CardioNet, Inc., a provider of mobile cardiac outpatient telemetry. From 2003 through 2006, Mr. Bason served as the President, Chief Executive Officer and a Director of Navitas Cancer Rehabilitation Centers of America, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Medefile International, Inc.


Dated: November 9, 2006                By: /s/ Milton Hauser
                                       ---------------------
                                       Name: Milton Hauser
                                       Title: President, Chief Executive Officer